SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  April 7, 1998





                            Emclaire Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                        000-18464          25-1606091
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(State or other jurisdiction              (SEC File No.)      (IRS Employer
     of incorporation)                                        Identification
                                                                 Number)


612 Main Street, Box D, Emlenton, Pennsylvania                    16373
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:           724-867-2311
                                                              ------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)




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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On April 7, 1998,  Emclaire  Financial  Corp.,  Emlenton,  Pennsylvania
("Emclaire") and The Farmer's National Bank of Emlenton, Emlenton, Pennsylvania and Peoples Savings Financial Corporation ("Peoples") and Peoples Savings Bank, Ridgway, Pennsylvania, entered into an Agreement and Plan of Reorganization whereby, among other things, Emclaire will acquire all of the outstanding stock of Peoples ("Acquisition").

         A copy of the joint press release issued April 7, 1998 by the Registrant and Peoples is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

         In addition, in the event the Acquisition is not completed and, among other things, there is a subsequent third party acquisition of, or agreement of acquisition for, Peoples, the parties have agreed that Emclaire will be entitled to a break-up fee equal to $600,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 1          -- Agreement and Plan of Reorganization.
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Exhibit 99 -- Press Release Concerning Letter of Intent dated April 8, 1998.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            Emclaire Financial Corp.


Date:             April 13, 1998            By:/s/ John J. Boczar
                                               --------------------------------
                                               John J. Boczar
                                               Treasurer